UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2011

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000
Former Name: ArvinMeritor, Inc.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities

     On March 29, 2011, at a special meeting of the Board of Directors of Meritor, Inc. (formerly named ArvinMeritor, Inc.) (the “Company”), the Board approved actions to close the Company’s trailer axle business in Europe.

     As part of these actions, the Company expects to eliminate a total of 171 salaried and hourly positions. The Company currently estimates that charges in the range of $17 million to $23 million will be incurred over the next year in connection with these actions. Of these charges, an estimated $12 million to $18 million are expected to result in cash expenditures. The estimated charges include approximately $6 million of employee severance costs, with the remainder other shut down costs. In fiscal year 2010, the Company’s trailer axle business in Europe had revenues of approximately $61 million.

     A press release relating thereto is attached as an exhibit to this Current report on Form 8-K.

Item 7.01. Regulation FD Disclosure

     On March 31, 2011, in coordination with the Mid-America Trucking Show, the Company is holding a meeting with investors and analysts in Louisville, Kentucky which will be accessible to the public by means of audio web-cast. The presentation made by the Company at the meeting will be posted on the Meritor website (www.meritor.com) and is furnished as an exhibit to this Form 8-K.

     On March 31, 2011, the Company issued a press release updating its guidance for the fiscal quarter ended April 3, 2011, which is furnished as an exhibit to this Form 8-K.

     The information in this Item 7.01 of Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

     On March 30, 2011, the Company announced the change of its name from ArvinMeritor, Inc. to Meritor, Inc. and the change of its ticker symbol on the New York Stock Exchange from ARM to MTOR.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

     99a – Press Release of Meritor, Inc. dated March 31, 2011

     99b – Press Release of Meritor, Inc. dated March 31, 2011

     99c – Presentation made at investors meeting, March 31, 2011

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.

Date:	By:	/s/	Vernon G. Baker, II
March 31, 2011			Vernon G. Baker, II
Senior Vice President and General Counsel

EXHIBIT INDEX

     99a – Press Release of Meritor, Inc. dated March 31, 2011

     99b – Press Release of Meritor, Inc. dated March 31, 2011

     99c – Presentation made at investors meeting, March 31, 2011